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DATED THIS    28TH           DAY OF  APRIL                        1999








                                     BETWEEN



                              SELEKTA BAKTI SDN BHD




                                       AND


                        TECNOCHANNEL TECHNOLOGIES SDN BHD






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                        T E N A N C Y   A G R E E M E N T

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                                TENANCY AGREEMENT

     THIS AGREEMENT is made the day and year stated in Section 1 of the First Schedule hereto between the party whose name and description are stated in
Section 2 of the First Schedule hereto (hereinafter called the "Landlord") of the one part and the party whose name and description are stated in Section 3 of the First Schedule hereto (hereinafter called the "Tenant") of the other part.

WHEREAS  :

(1) The Landlord is the owner of the office premises described in Section 4 of the First Schedule hereto (hereinafter referred to as the "Demised Premises").

(2) At the Tenant's request, the Landlord is agreeable to letting out the Demised Premises to the Tenant upon the terms and conditions hereinafter contained.


NOW IT IS HEREBY AGREED as follows :

1. The Landlord hereby grants and the Tenant hereby accepts, on the terms and subject to the conditions of this Agreement, a tenancy of the Demised Premises for the term set forth in Section 1 of the Second Schedule hereto commencing on the date set forth in Section 2 of the Second Schedule hereto (hereinafter referred to as the "Commencement Date") and expiring on the date set forth in Section 3 of the Second Schedule hereto (hereinafter referred to as the "Expiry Date") at the rent set out in Section 2 of Part One of the Third Schedule hereto (hereinafter referred to as the "Rent) payable in advance without any deductions in the manner set forth in Part Two of the Third Schedule hereto.

2.   DEPOSITS

2.1  Security Deposit

     2.1.1 The Tenant shall on or before the Commencement Date pay to the Landlord a sum in the amount specified in Section 1 of Part One of the Third Schedule hereto (hereinafter referred to as the "Security Deposits") to be held by the Landlord during the term of the tenancy as a deposit and

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               security for the due performance and observance by the Tenant of all and singular its covenants and obligations herein contained.

     2.1.2 The Tenant shall at all times during the tenancy maintain the Security Deposit in the amount which is equal to three (3) installments of the Rent and shall upon demand by the Landlord pay such sum as may from time to time and at any time be required to maintain the Security Deposit in such amount.

     2.1.3 The Security Deposit shall not be deemed to be or treated as payment of the Rent (or any part thereof), and the Tenant shall not be entitled to set-off against the Security Deposit any installment or installments of the Rent or any other sum due or payable by the Tenant to the Landlord under or in relation to this Agreement.

     2.1.4 The Landlord may however from time to time in the event of any breach or non-performance or non-observance by the Tenant of any of its covenants or obligations herein contained, appropriate from the Security Deposit any sum or sums as may be necessary in or towards satisfaction of the sums due from the Tenant under or in relation to this Agreement In addition, the Landlord may upon the expiration or sooner determination of the tenancy, deduct from the Security Deposit :-



     (a) such sum that may then be due to the Landlord under or relation to this Agreement (whether by way of Rent or any part thereof) or otherwise whatsoever or howsoever) but remaining unpaid;

     (b) any outgoings or other sum whatsoever payable by the Tenant to any appropriate authority or other person or the Landlord under the terms of this Agreement; and

     (c) such costs of any repairs or replacement of any damage to the Demised Premises or any of the fixtures and fittings therein belonging to the Landlord and any other loss or damage suffered by the Landlord as a result of or arising from or in connection with the Tenant's breach of any of its covenants and obligations under or in relation to this Agreement.

     2.1.5 The appropriation by the Landlord from the Security Deposit of any sums by reason of the breach or the non-performance or non-observance by the Tenant of any of its covenants or obligations herein contained shall be without prejudice to other rights, if any, of the Landlord in respect of such breach or non-performance or non - observance and shall not prejudice the

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               rights of the Landlord in respect of any further breach, non -
               performance or non - observance by the Tenant of the same covenant or obligation or of any breach by the Tenant of the Tenant's other covenants or obligations herein contained.

     2.1.6 Subject to the foregoing provisions, the Security Deposit (or as the case may be, the balance thereof) shall be refunded by the Landlord to the Tenant, free of interest, after the expiration or sooner determination of the tenancy.


2.2. UTILITIES DEPOSIT

     2.2.1. The Tenant shall on or before the Commencement Date, pay to the Landlord a sum in the amount specified in Section 3 Part One of the Third Schedule hereto hereinafter referred to as the "Utilities Deposit") as a deposit for the Tenant's covenant herein to pay all charges for electricity and water supplied to the Demised Premises. All utility services and the downpayment deposits for utility services payable to the appropriate authorities for the connection of electricity, water supply and other utilities to the Demised Premises shall be applied for by the Tenant and paid for directly by the Tenant to the appropriate authorities.

     2.2.2.    Upon the expiration or sooner determination of the tenancy :-

     (a) if any charges for utility services including electricity and/or water supplied to the Demised Premises shall not have been paid by the Tenant, the Landlord may deduct from the Utilities Deposit such sum as shall be due to the appropriate authority or person(s) for such utility services, electricity and/or water supply and remaining unpaid by the Tenant; and

     (b) subject to the foregoing provisions, the Utilities Deposit (or as the case may be, the balance thereof) shall be refunded by the Landlord to the Tenant, free of interest.


3.  TENANT'S COVENANTS

    The Tenant hereby covenants with the Landlord as follows :-

    3.1.       Covenant to pay the Rent

               The Tenant shall pay the Rent reserved herein without any deduction, at the times and the manner herein set forth and without any demand therefor
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               by the Landlord in the manner set forth in Part Two of the Third
               Schedule hereto.

     3.2       Covenant to pay and maintain the Deposits

               The Tenant shall pay and maintain the Security Deposit and the Utilities Deposit as provided above.

     3.3 Covenant to pay additional rent In the event that the aggregate amount paid or payable by the Landlord by way of quit rent, municipal and other rates, taxes, assessment, service charges, property taxes or other imposition of a like nature by whatever name called levied in respect of the Demised Premises shall be increased beyond the aggregate amount so paid by the Landlord as at the Commencement Date (whether the increase shall result from an increase in the amounts paid and payable by the Landlord as the Commencement Date or the levy subsequent to the Commencement Date of impositions as aforesaid or otherwise howsoever), the Tenant shall by way of and as additional rent, pay such aforesaid increase to the Landlord at such times and in such manner as the Landlord shall specify PROVIDED ALWAYS THAT the Tenant shall not be entitled to any reduction of the Rent in the event that the aggregate amount paid or payable by the Landlord by way of quit rent, municipal and other rates, taxes, assessment, service charges, property taxes or other imposition of a like nature by whatever name called levied in respect of the Demised Premises as at the Commencement Date shall thereafter be decreased or not imposed or levied by the appropriate authorities.

     3.4. Covenant to pay water, sewerage (IWK charges), electricity, and telephone charges etc.

               The Tenant shall duly pay all charges for electricity, water, sewerage (IWK charges) and telephone facilities supplied to the Demised Premises during the term of the tenancy and forthwith forward to the Landlord the receipts for all such payments as aforesaid.

     3.5.      Covenant to repair

     The Tenant shall keep and maintain the Demised Premises in good and tenantable repair and clean condition, and shall repair and keep the interior of the Demised Premises (other than the main structure thereof) including the floors, ceilings, drains, pipes, cables, wires, sewers, the plaster or other surface material or rendering on the floors, walls and ceilings and all glass in the windows, doors and partitions thereof and all shutters, locks, fastenings, metal parts and other fixtures and fittings therein in a clean condition and in good and tenantable repair (fair
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     wear and tear and damage by fire, storm, tempest, riot and any other cause beyond the Tenant's control excepted, save in the case of fire where the insurance monies are rendered irrecoverable in consequence of the act or default of the Tenant).

     3.6       Covenant to allow inspection and repair

               The Tenant shall permit the Landlord by its duly authorised agent and/or servants, with or without workmen and appliances, at all reasonable times, and upon giving prior notice to the Tenant, to enter upon and view the condition of the Demised Premises.

               Upon such inspection, the Landlord shall be entitled to serve upon the Tenant notice in writing specifying any repairs (other than structural repairs) to be carried out by the Tenant at the Tenant's cost and expenses and if the Tenant shall not, within fourteen (14) days after the service of such notice, proceed diligently with the execution of such repairs then, the Landlord shall be entitled at all reasonable times and upon giving prior written notice to the Tenant, to enter upon the Demised Premises by its duly authorised agents and/or servants, with or without workmen and appliances, to execute such repairs. The costs so incurred by the Landlord shall be payable by the Tenant upon demand by the Landlord together with interest thereon calculated at 12% per annum from day to day from the date of the Landlord incurs such costs until the date of full payment thereof by the Tenant to the Landlord, and shall be a debt forthwith due from the Tenant to the Landlord recoverable by action.


     3.7       Covenant in respect of alterations

               3.7.1 The Tenant shall not make or carry out any alterations, renovations, additions or demolitions in, on, to or about the Demised Premises without the prior written consent of the Landlord, such consent to be withheld or granted by the Landlord at its absolute discretion and if withheld without assigning any reason therefor. Such consent if granted, may be granted by the Landlord subject to such conditions as the Landlord may at its absolute discretion deem fit to impose.

               3.7.2 Any alterations, renovations, additions or demolitions as may be carried out by the Tenant pursuant hereto shall be carried out at the Tenant's own cost and expense and in confirmity in every respect with the plans and specifications therefore approved by the Landlord and the appropriate authorities and in compliance with all relevant laws, by-laws, directives, instruments, orders and requirements of the appropriate authorities. If such alterations, renovations, additions or demolition's (or the works to be carried out in respect thereof or in connection therewith) shall involve any change the mechanical and electrical services to and/or the main structure of the Demised Premises and/or the pipes, wires, cables or other apparatus
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                         constructed, installed or laid in or under the Demised
                         Premises the Tenant shall appoint such qualified and competent, mechanical and electrical engineers or, as the case may be such civil and structural engineers to properly, design, and supervise the completion of, such alteration, renovations and additions as shall involve the aforesaid changes. The Tenant shall appoint such qualified and competent contractors to carry out such alterations, renovations and additions.

               3.7.3 The Tenant shall indemnify and keep the Landlord indemnified against all actions, proceedings, claims, penalties, fines, demands, costs, expenses, damages, losses and liabilities whatsoever which may be brought or made against the Landlord or which the Landlord may pay, sustain or incur by reason of or arising from or in connection with such alterations, renovations and additions and/or the works carried out in respect thereof or in connection therewith.

               3.7.4 The Tenant covenants that unless otherwise agreed by the Landlord in writing, it shall immediately before the expiration or sooner determination of the tenancy, remove at its own cost and expense all alterations, renovations, and additions to the Demised Premises effected or executed by the Tenant and shall make good all damage caused by such removal to the satisfaction of the Landlord and shall restore and reinstate the Demised Premises in all respects to the state and conditions thereof prior to the effecting or executing of all such aforesaid alterations, renovations, additions and demolition by the Tenant or at the Landlord's election, to a condition which is good and tenantable and to the satisfaction of the Landlord and in the event of the Tenant refusing failing or neglecting for any reason whatsoever to restore and reinstate the Demised Premises as aforesaid, then and in such event notwithstanding any provisions herein this Agreement and the Landlord's absolute discretion be forfeited to the Landlord. In the event that the Landlord agrees that the Tenant shall not required to remove, the said alterations, renovations or additions (or any part thereof) pursuant to the foregoing provisions of this Clause 3.7.4, the Tenant shall nevertheless, on the expiration or sooner determination of the tenancy, yield up the Demised Premises in good and tenantable condition, but shall not be entitled to any monies or compensation or reimbursement by or from the Landlord for the said alterations, renovations or additions not removed by the Tenant as aforesaid.

     3.8       Covenant in respect of insurance

               The Tenant shall not do or permit to be done on the Demised Premises anything whereby the policy or policies of insurance taken out by the Landlord on the Demised Premises against any loss or damage by fire or any other risks may be rendered void or voidable whereby the rate or rates of premium thereon may be increased and shall pay to the Landlord, on demand, any such increase and any expenses incurred by the Landlord in or about the renewal of such policy or policies rendered necessary by a breach or non-observance of this covenant without prejudice to the other rights of the Landlord in respect of such breach or non-observance.

     3.9       Covenant not to assign, underlet, etc.

               The Tenant shall use the Demised Premises only for the purposes of an office for carrying on thereat the Tenant's lawful business and at the Tenant's own cost and expenses, to obtain and maintain all licenses, permits, approvals, registration, consents and the like for the carrying on by the Tenant of its lawful business the user of the Demised Premises as aforesaid.

     3.10      Covenant restrictive of user

               The Tenant shall not :-

               3.11.1 use the Demised Premises or any part thereof for residential purposes;

               3.11.2 use or permit or suffer the use of Demised Premises for storing goods or merchandise(other than good and merchandise belonging to or held by the Tenant for and in connection with the Tenant's business);

               3.11.3 hold or permit or suffer to be held any sale by auction on the Demised Premises or any part thereof.

               3.11.4 use the Demised Premises or any part thereof in such manner whereby dirt, rubbish or debris accumulates in or outside the Demised Premises or whereby an excessive amount of noise is caused;

               3.11.5 keep or permit to be kept on the Demised Premises or any part thereof, any materials the keeping of which may contravene any local ordinance, statute, regulation or by-law or in respect of which an increased rate of insurance may be required and in particular not to store arms, ammunition, unlawful goods, gun powder, saltpetre, kerosene or any explosive, combustible or radioactive substance;

               3.11.6 use the Demised Premises or any part thereof or permit or suffer the name to be used for any illegal or immoral purposes; and

               3.11.7 do or permit to be done upon the Demised Premises anything which may constitute a nuisance to, or give reasonable cause for complaint by, the occupiers of adjoining and neighbouring premises.
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               3.12      Covenant to observe laws and House Rules etc.

                         The Tenant shall observe and comply with all laws, by-laws, rules and regulations relating to and/or affecting the Demised Premises or the use thereof which are now in force or may hereafter be enacted or imposed by the appropriate authorities including the House Rules applicable on the Demised Premises, which said House Rules are attached in the Appendix annexed hereto this Agreement.

               3.13      Covenant in respect of notices for reletting etc.

                         The Tenant shall permit the Landlord or its servants or agents at any time during the three (3) months immediately preceding the expiration of the tenancy to affix and retain on any part of the Demised Premises, a notice for reletting thereof and to permit intending tenants and others with written authority from the Landlord or its agents, upon giving reasonable notice and at reasonable times of the day, to enter and view the Demised Premises.

               3.14      Covenant to yield up.

                         On the expiration or sooner determination of the tenancy, to peacefully yield up the Demised Premises in accordance of the provisions of Clause 3.7.4 and in good tenantable repair and condition, fair wear and tear accepted.

               4.        LANDLORD COVENANTS.

               4.1.      Covenant to pay quit rent, etc.

                         Except insofar as the same are payable by the Tenant pursuant to this Agreement, the Landlord shall pay and discharge all existing and future quit rent, service charges, municipal and other rates, taxes, assessment charges, property taxes or other imposition of a like nature by whatever name called levied in respect of the Demised Premises.

               4.2       To repair main structure.

                         The Landlord shall repair and keep the main structure of the Demised Premises (but not including the plaster or other surface material applied to the faces thereof or any part of the Demised Premises to be repaired by the Tenant pursuant to this Agreement) in good and tenantable repair and conditions.

               4.3       Covenant to insure.
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                         The Landlord shall insure and keep insured the Demised
                         Premises (but excluding the Tenant's goods properties, effects, fittings, fixtures and any alterations, renovations or additions to the Demised Premises effected or executed by the Tenant pursuant to this Agreement) against loss or damage by fire and such other risks as the Landlord at its absolute discretion deem it and shall pay all premium necessary for that purpose.

               4.4       Covenant for quiet enjoyment.

                         The Landlord shall, so long as the Tenant shall duly punctually pay the rent hereby reserved at the times and in the manner herein provided and duly perform and observe all the Tenant's covenant and obligations under in relation to this Agreement, the Tenant shall peaceably hold and enjoy the Demised Premises during the term of the tenancy without any interruption by the Landlord or any person lawfully claiming through, under or in trust for the Landlord.

               5.        RE-ENTRY AND TERMINATION BY THE LANDLORD.

                         If any installment of the Rent herein reserved shall remain unpaid for seven (7) days after the due date thereof (whether formally demanded or not) or if any of the covenants and obligations herein contained and on the Tenant's part to be performed and observed shall not be duly performed or observed or the Tenant is otherwise in breach of any of the covenants or obligations herein contained and on the part of the Tenant to be performed and observed or, an order is made or an effective resolution passed for the dissolution / winding up of the Tenant or if the Tenant enters into any arrangement or composition with its creditors or allows or suffers any judgment entered against the Tenant to remain unsatisfied for a period of twenty-one (21) days or suffers any distress or execution to be levied on its good, then and in any such events, it shall be lawful for the Landlord, immediately or at anytime thereafter, to terminate the tenancy by giving to the Tenant written notice to such effect and/or to re-enter upon the Demised Premises or any part thereof in the name of the whole, whereupon the tenancy shall be forthwith terminated and the Tenant shall peacefully yield up the Demised Premises in accordance to the Clause 3.14. Upon such termination, the Security Deposit shall be forfeited to the Landlord absolutely but without prejudice the Landlord's right, power and remedies (whether conferred by law or this Agreement) in respect of any breach of the Tenant's covenants and obligations herein contained or otherwise resulting or arising from or in connection with such termination.

               6.        SUSPENSION OF THE RENT.
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                         If at any time during the term of the tenancy, the
                         Demised Premises or substantial part thereof shall be destroyed or damaged by fire, water, storm, tempest, earthquake, insects, explosion, riots, civil commotion, enemy action or other inevitable cause so as to become unfit for use and provided that such destruction or damage shall not have been caused by any act, default or omission of the Tenant or whereby the monies under any policy of the insurance effected by the Landlord shall be irrecoverable, the Rent hereby reserved or a fair and just proportion thereof according to the nature and extent of the destruction or damage sustained shall be suspended and cease to be payable from the date on which the Demised Premises or any part thereof shall be destroyed or damaged as aforesaid and become unfit for use and until the Demised Premises ora substantial part thereof shall have been rendered fit for occupation and use. Any dispute concerning this Clause shall be determined in accordance with the Arbitration Act 1952 (Revised 1972).

               6.2 The Landlord shall not be bound or compelled to rebuild or reinstate the Demised Premises or any part thereof unless the Landlord in its absolute discretion thinks fit. If the Landlord shall decide not to rebuild and reinstate the Demised Premises or any part thereof, then the Landlord shall serve notice in writing to the Tenant to such effect and if such destruction or damage shall not have been caused by any act, default or omission of the Tenant, the Rent herein reserved for the remaining term of the tenancy shall cease to be payable from the date of such destruction or damage as aforesaid rendering the Demised Premises (or a substantial part thereof) unfit for use, the Tenant shall be deemed to have been determined on the date on which the Demised Premises or substantial part thereof shall have become or damaged as aforesaid and become unfit for use, but without prejudice to the right and remedies of either party hereto in respect of any antecedent breach by the other party hereto of its covenants and obligations herein contained.

               7.        LIMITATION OF LANDLORD'S LIABILITY.

                         The Landlord shall incur no liability to and shall not be liable in damages or otherwise to the Tenant for any damage, injury or loss which may, at any time during the term of the Tenancy, be caused or suffered by the Tenant, its servants, agents, licensees and invitees or any of them or to any property of goods of the Tenant or of such persons as aforesaid in or about the Demised Premises occasioned by or arising from fire, storm, tempest earthquake, insects, theft, burglary, explosion, riots, civil commotion or enemy action or by reason of the defective working, stoppage, or breakage of any appliances, pipes, wires, cables, apparatus, air-conditioning or other machinery in or under passing through or connected with or used for the purpose of the Demised Premises or any part thereof or failure of air-conditioning services, electricity or other supplies or owing to the act , default or omission of the Tenant, its servants, agents, licensees and invitees or occupiers of the Demised Premises or any of them.

               8.        OPTION FOR RENEWAL.

                         If the Tenant shall be desirous of taking a tenancy of the Demised Premises for a further term equivalent to the period set forth in Section 5 of the Second Schedule from (and including) the day immediately following the Expiry Date at the rent (to be mutually agreed upon) and on the terms and conditions hereinafter mentioned and shall, not less than three
                         (3) months before the Expiry Date, give to the Landlord notice in writing of such its desire, then AND PROVIDED ALWAYS that the Tenant shall have, throughout the term of the tenancy punctually paid the Rent herein reserved in the manner herein stipulated and duly performed and observed all the Tenant's obligations under and in relation to the tenancy and this Agreement up to the Expiry Date, the Landlord shall let the Demised Premises to the Tenant for the aforesaid further term commencing on the day immediately following the Expiry Date at a rent to be mutually agreed upon between the Landlord and the Tenant in writing at least one (1) month prior to the Expiry Date and subject to in all other respects to the same terms and conditions of this Agreement mutatis mutandis save and except for this Clause 8.

               9.        MISCELLANEOUS PROVISIONS.

               9.1       Fitting Out Period.

                         For the period specified in Section 4 of the Second Schedule hereto (hereinafter referred to as "the Fitting Out Period") and subject always to the provisions of Clause 3.6, the Tenant shall have license and authority to enter upon the Demised Premises for the purpose of executing its renovation works on the Demised Premises.

               9.2       No Waiver.

                         The acceptance of the Rent or any part thereof by the Landlord shall not be deemed to operate as a waiver by the Landlord of any right of action against the Tenant in respect of any breach by the Tenant of any of its covenants or obligations herein contained. No failure or delay on the part of the Landlord in exercising any right under this Agreement shall operate as a waiver of such right nor shall the knowledge or acquiescence by the Landlord of or in a breach or non-observance or non- performance by the Tenant of any terms and conditions of this Agreement constitute a waiver of such and/or any other terms and conditions.

               9.3       Cost.

                         All costs and expenses for the preparation of this Agreement including the stamp duty and the Landlord's solicitor fees and disbursements shall be borne and paid by the Tenant. The Tenant shall further, upon demand therefor made by the

                         Landlord pay all fees, costs, charges and expenses (including the Landlord's solicitor fees on a full indemnity basis) incurred by the Landlord in enforcing this Agreement, whether such fees, costs, charges and expenses shall be incurred in the giving of any notice to the Tenant, the recovery of monies payable by the Tenant under this Agreement or recovery of vacant possession of the Demised Premises, by legal proceedings or otherwise howsoever.

               9.4       Notices.

               9.4.1 Any notice, consent, request or other communication given or to be given hereunder by a party hereto to the other party hereto shall be in writing and shall be sufficiently served :-

                         (a) on the Tenant if addressed to the Tenant and left
                             at or sent by post to the Demised Premises or at the Tenant's place of business last known to the Landlord or its registered office for the time being or at such address as the Tenant may notify to the Landlord in writing; and

                         (b) on the Landlord if addressed to the Landlord and
                             left at or sent by post to the address above given of the Landlord or its registered office for the time being or such address as the Landlord may notify to the Tenant in writing.

               9.4.2 A notice, request, consent or other communication given, addressed and sent in accordance with Clause
                         9.4.1 shall if sent by post, be deemed to be received by the party which it is sent on the third (3rd) working day after it is put in the post, postage prepaid and addressed as aforesaid.

               9.5       Time.

                         Time whenever and wherever mentioned is of the essence of this Agreement.

               9.6       Cumulative rights.

                         The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights, power or remedies provided by law.

               9.7       Caveat.

                         The Tenant shall not lodge, or apply for the lodgment of, any caveat against the Demised Premises or any interest therein.

               9.8       Successors.

                         This Agreement shall be binding upon the respective successors in title of the Landlord and the Tenant.

               9.9       Severability.

                         Each of the provisions of this Agreement is severable distinct from the others and if at any time one or more or such provisions is or becomes invalid illegal or unenforceable, the validity legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

               9.10      Interpretation.

               9.10.1 In this Agreement, unless the context otherwise requires:-

                         "law" includes common or customary law and any constitution, decree, judgment, legislation, order, ordinance, regulation, statute, treaty or other legislative measure, in each case of any jurisdiction whatsoever and "lawful" and unlawful" shall be construed accordingly;

                         "obligations" of any party under this Agreement shall construed as a reference to an obligation of that party (whether by way of an agreement, covenant, proviso, term, condition, undertaking, stipulation or otherwise) expressed to be made or assumed by or imposed on that party under this Agreement;


IN WITNESS WHERE of the Landlord and Tenant hereto have hereunto set their hands the day and year first above written.


SIGNED  by                 )
for and on behalf of       )
                           )
the LANDLORD aforesaid     )     /s/ illegible
                                 ----------------------------

in the presence of :       )       /s/ illegible
                                 ----------------------------



SIGNED by                  )
for and on behalf of       )
                           )
the TENANT aforesaid       )       /s/  T.S. Wong
                                 ----------------------------
                                   T. S. Wong

in the presence of :       )       /s/ illegible
                                 ----------------------------

                               THE FIRST SCHEDULE



--------------------------------------------------------------------------------
SECTION NO.    ITEM                                    PARTICULARS
--------------------------------------------------------------------------------
    1          The day and the year of this   The 28th day of April, 1999.
               Agreement.
--------------------------------------------------------------------------------
    2          Name and description of the    SELEKTA BAKTI SDN. BHD. (CO. NO.
               Landlord.                      40541-U) OF NO. 21-B,  JALAN
                                              SS2/75,  47300  PETALING JAYA.
--------------------------------------------------------------------------------
    3          Name and description of the    TECNOCHANNEL TECHNOLOGIES SDN.
               Tenant.                        BHD. (CO. NO. 426318-M) having
                                              its registered address at SUITE
                                              NO. 10.01, LEVEL 10, HERITAGE
                                              HOUSE, NO. 33, JALAN YAP AH SHAK,
                                              50300 KUALA LUMPUR.
--------------------------------------------------------------------------------
    4          Particular of the Demised      All that part of the office unit
               Premises.                      known as Unit Nos. 605 AND 505,
                                              BLOCK G, PHILEO DAMANSARA I, JALAN
                                              DAMANSARA,  measuring in area
                                              5,054 S.F.
--------------------------------------------------------------------------------

                               THE SECOND SCHEDULE

--------------------------------------------------------------------------------
SECTION NO.   ITEM                                      PARTICULARS
--------------------------------------------------------------------------------
    1         Term of the tenancy (Clause 1)            2 (two) years.
--------------------------------------------------------------------------------
    2         Commencement Date of the tenancy          15/6/1999.
              (Clause 1)
--------------------------------------------------------------------------------
    3         Expiry Date of the tenancy (Clause 1)     14/6/2001.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    4         Fitting out period (Clause 9.1)           From vacant possession
                                                        to 14/6/1999.
--------------------------------------------------------------------------------
    5         Terms of the new tenancy pursuant         2 (two) years.
              to option to renewal (Clause 8)
--------------------------------------------------------------------------------


                               THE THIRD SCHEDULE

--------------------------------------------------------------------------------

SECTION NO.   ITEM                                     PARTICULARS
--------------------------------------------------------------------------------
    1         Amount of the Security  Deposit   Ringgit Malaysia Sixteen
              (Clause 2.1)                      Thousand Six Hundred Seventy
                                                Eight And Cents Twenty Only
                                                (RM 16,678.20)
--------------------------------------------------------------------------------
    2         Amount of the Rent for the term   Ringgit Malaysia One Hundred
              of two (2) years of the tenancy   Thirty Three Thousand Four
              (Clause 1)                        Hundred Twenty Five and Cents
                                                Sixty Only (RM 133,425.60)
--------------------------------------------------------------------------------
    3         Amount of the Utilities  Deposit  Ringgit Malaysia Two Thousand
              (Clause 2.2)                      Seven Hundred Seventy Nine and
                                                Cents Seventy Only (RM 2,779.70)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                               THE THIRD SCHEDULE

                                   (PART TWO)

--------------------------------------------------------------------------------


The Tenant shall pay the Rent by TWENTY FOUR (24) equal monthly installments, each installments to be in a sum of RINGGIT Five Thousand Five Hundred Fifty Nine and Cents Forty Only (RM 5,559.40) the first of the installments to be paid on or before execution of Tenancy Agreement and each subsequent installment to be paid on or before the 7TH. DAY of every succeeding month during the term of the tenancy.